UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025
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PAGERDUTY, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)
On July 25, 2025, the Board of Directors (the "Board") of PagerDuty, Inc. (the "Company") appointed Paul Underwood, the Company’s Chief Accounting Officer, to serve as the Company’s principal accounting officer. Mr. Underwood assumes the designation of principal accounting officer from Howard Wilson, who continues to serve as the Company’s Chief Financial Officer and principal financial officer.
Mr. Underwood, age 57, has served as the Company’s Chief Accounting Officer since April 2025. From March 2019 to June 2023 he served as Vice President of Finance and Chief Accounting Officer of Cloudflare, Inc., a provider of global cloud networking and cybersecurity products and services, where he led the global accounting organization. From 2000 to 2018, Mr. Underwood served in various finance roles at Autodesk, Inc., a multinational design software company, most recently as Vice President Corporate Controller and Principal Accounting Officer from 2012 to 2018.

Mr. Underwood holds a Bachelor of Science in Biological Sciences from University of Birmingham.

There is no arrangement or understanding between Mr. Underwood and any other persons pursuant to which he was appointed as the Company’s principal accounting officer. There are no family relationships between Mr. Underwood and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Date: July 28, 2025	By:	/s/ Irving Gomez
	Name:	Irving Gomez
	Title:	Vice President, Deputy General Counsel & Secretary